Exhibit 10.2
THIRD AMENDMENT
THIRD AMENDMENT, dated as of July 24, 2020 (this "Amendment"), to the Term Loan Agreement, dated as of October 23, 2015 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Realogy Intermediate Holdings LLC ("Holdings"), Realogy Group LLC (the "Borrower"), the several lenders from time to time parties hereto (the "Lenders") and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the "Administrative Agent").
W I T N E S S E T H:
WHEREAS, pursuant to Section 10.08 of the Credit Agreement, Holdings, the Borrower, the Required Lenders and the Administrative Agent wish to amend the Credit Agreement as set forth herein; and
WHEREAS, Holdings, the Borrower, the Required Lenders party hereto and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.
NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:
SECTION 1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.Amendments to Article VI of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended and restated its in entirety as follows:
Section 6.10. Senior Secured Leverage Ratio.
(a) Prior to the earlier of (x) the Covenant Relief Termination Date (as defined in Section 6.10(e) below) and (y) the Early Termination Date (as defined in Section 6.10(e) below):
(i) Permit the Senior Secured Leverage Ratio on the last day of any fiscal quarter to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Senior Secured Leverage Ratio
June 30, 2020 and before	4.75 to 1.00
September 30, 2020	6.50 to 1.00
December 31, 2020	6.50 to 1.00
March 31, 2021	6.50 to 1.00
June 30, 2021	6.50 to 1.00
September 30, 2021	5.50 to 1.00
(ii) The occurrence of any Specified Event (as defined in Section 6.10(e) below) shall constitute a breach of this Section 6.10 and an Event of Default. Each Loan Party agrees that it shall, after any Responsible Officer has knowledge thereof, give prompt (but in any event by the date that is five Business Days after any such Responsible Officer first has knowledge thereof) notice in writing to the Administrative Agent of the occurrence of any Specified Event.
(b) Solely upon the Covenant Relief Termination Date and thereafter, permit the Senior Secured Leverage Ratio on the last day of any fiscal quarter to exceed the ratio set forth below opposite such fiscal quarter (such ratio, the "Financial Covenant Level"); provided that for the two consecutive fiscal quarters ended immediately following the closing of a Material Acquisition on or after April 1, 2022 (including the fiscal quarter in which such Material Acquisition occurs), the Financial Covenant Level shall be 5.25 to 1.00; provided, however, that, immediately after any such two fiscal quarter period, there shall be at least two consecutive fiscal quarters for which the Financial Covenant Level shall be 4.75:1.00, regardless of any other Material Acquisitions:

Fiscal Quarter Ending	Senior Secured Leverage Ratio
September 30, 2021	5.50 to 1.00
December 31, 2021	5.25 to 1.00
March 31, 2022	5.00 to 1.00
June 30, 2022 and thereafter	4.75 to 1.00
(c) Solely upon the Early Termination Date and thereafter, permit the Senior Secured Leverage Ratio on the last day of any fiscal quarter to exceed 4.75 to 1.00 (the "Financial Covenant Level"); provided that for the two consecutive fiscal quarters ended immediately following the closing of a Material Acquisition (including the fiscal quarter in which such Material Acquisition occurs), the Financial Covenant Level shall be 5.25 to 1.00; provided, however, that, immediately after any such two fiscal quarter period, there shall be at least two consecutive fiscal quarters for which the Financial Covenant Level shall be 4.75:1.00, regardless of any other Material Acquisitions.
(d) Solely for purposes of calculating actual compliance with this Section 6.10, the following parenthetical shall be added after each reference to "discontinued operations" in clause (ii) of the definition of "Consolidated Net Income":
"(in each case other than any asset, property or operation pending disposal, abandonment, divesture and/or termination thereof)"
(e) The following terms used in this Section 6.10 shall have the meanings specified below:
"Covenant Relief Termination Date" shall mean, so long as the Early Termination Date has not occurred, the earlier of (x) the date of delivery of the certificate of compliance pursuant to Section 5.04(c) of the Credit Agreement for the fiscal quarter ending September 30, 2021 demonstrating compliance with the Financial Performance Covenant as set forth in Section 6.10(a) and (y) the date of delivery of the certificate of compliance pursuant to Section 5.04(c) of the Credit Agreement demonstrating compliance with a Senior Secured Leverage Ratio of 5.50 to 1.00 for the fiscal quarter ending June 30, 2021.

"Early Termination Date" shall mean the date on which the Borrower delivers to the Administrative Agent an irrevocable certificate of a Financial Officer of the Borrower (similar in form to a certificate delivered pursuant to Section 5.04(c)) (i) stating that the Borrower elects for the financial covenant in Section 6.10 to be governed by clause (c) thereof (instead of clause (a) thereof) and (ii) certifying compliance with the Financial Performance Covenant set forth in Section 6.10(c) for the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or 5.04(b) and demonstrating such compliance in reasonable detail.
"Third Amendment" shall mean the Third Amendment, dated as of July 24, 2020 among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.
"Third Amendment Effective Date" shall mean July 24, 2020.
"Specified Event" shall mean at any time on and after the Third Amendment Effective Date and prior to the earlier of (x) the Covenant Relief Termination Date and (y) the Early Termination Date, the occurrence of any of the following events, circumstances or conditions, in any such case, except with respect to such events, circumstances and conditions (if any) that the Required Lenders expressly agree (in their sole discretion and in writing from time to time after the Third Amendment Effective Date) shall not constitute a "Specified Event" for purposes of this Section 6.10:
(a)the aggregate principal amount of Indebtedness (other than Permitted Refinancing Indebtedness) incurred in reliance on Section 2.20, 6.01(gg) or 6.01(hh) exceeds $50,000,000;
(b)the aggregate principal amount of Indebtedness (other than Permitted Refinancing Indebtedness) incurred in reliance on Section 6.01(i), together with the Remaining Present Value of outstanding leases under Section 6.03, exceeds $375,000,000;
(c)the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties (other than Permitted Refinancing Indebtedness) incurred in reliance on Section 6.01(s) exceeds $100,000,000;
(d)the aggregate principal amount of Indebtedness (other than Permitted Refinancing Indebtedness) incurred in reliance on Section 6.01(x) exceeds $100,000,000;
(e)the aggregate amount of Liens securing obligations incurred in reliance on Section 6.02(i) exceeds $375,000,000;
(f)the aggregate amount of Liens securing obligations incurred in reliance on Section 6.02(t) exceeds $100,000,000;
(g)the Remaining Present Value of outstanding leases entered into under Section 6.03, together with the aggregate principal amount of any Indebtedness (other than Permitted Refinancing Indebtedness) incurred in reliance on Section 6.01(i), exceeds $375,000,000;

(h)the aggregate amount of Investments made by the Borrower or a Loan Party in Subsidiaries that are not Loan Parties in reliance on Section 6.04(b) exceeds $100,000,000;
(i)the aggregate amount of Investments made in reliance on Section 6.04(j) (other than Investments made in reliance on clauses (d) and (e) of the definition of "Cumulative Credit") exceeds $50,000,000;
(j)the aggregate amount of Investments constituting Permitted Business Acquisitions (which for the avoidance of doubt shall not include earn-outs or other contingent acquisition consideration) made in reliance on Section 6.04(k) exceeds $225,000,000, or the aggregate amount of Investments constituting earn-outs or other contingent acquisition consideration in connection with Permitted Business Acquisitions that occur on or after the Third Amendment Effective Date made in reliance on Section 6.04(k) exceeds $22,500,000;
(k)the making of any Investments in Subsidiaries that are not Loan Parties in reliance on Section 6.04(u);
(l)the aggregate amount of Investments made in reliance on Section 6.04(cc) exceeds $100,000,000;
(m)the making of any Restricted Payments in reliance on Section 6.06(c), 6.06(e) or 6.06(m);
(n)the aggregate amount of Restricted Payments made in reliance on Section 6.06(k) exceeds $10,000,000;
(o)the making of any payments or distributions in respect of Junior Financings in reliance on Section 6.09(b)(i)(F), except for any such payment or distribution made with the proceeds of Indebtedness incurred to Refinance any notes issued by the Borrower;
(p)the making of any payments or distributions of all or any portion of any Junior Financing in reliance on Section 6.09(b)(i)(H); and
(q)the making of any payments or distributions of all or any portion of any Junior Financing in reliance on Section 6.09(b)(i)(I).
SECTION 3.Effectiveness. This Amendment shall become effective as of the date (the "Third Amendment Effective Date") on which the following conditions have been satisfied:
(a) The Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (i) the Borrower, (ii) Holdings, (iii) the Administrative Agent, and (iv) Lenders constituting Required Lenders under the Credit Agreement.
(b) The Administrative Agent shall have received, for the account of each Lender party hereto, a consent fee in an amount equal to 0.20% of the Term A Loans held by such Lender immediately prior to the Third Amendment Effective Date, which consent fee shall be earned, due and payable on, and subject to the occurrence of, the Third Amendment Effective Date.
(c) No Event of Default or Default shall have occurred and be continuing.
(d) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents, as amended by this Amendment, are true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date, except (A) to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Third Amendment Effective Date)) and (B) that the impacts of the COVID-19 pandemic on the business, assets, financial condition or results of operation of the Holdings or any of its Restricted Subsidiaries, taken as a whole, will be disregarded for purposes of determining whether a Material Adverse Effect has occurred pursuant to Section 3.06 to the extent such impacts have been (i) publicly disclosed by the Borrower in its securities filings (including, without limitation, any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K) prior to the Third Amendment Effective Date or (ii) disclosed in any "Lender Presentation" (and/or any supplements thereto) provided by the Borrower in connection with this Amendment; provided that any representation or warranty that is qualified as to "materiality", "Material Adverse Effect" or similar language shall be true and correct in all respects, and (ii) no Default or Event of Default has occurred and is continuing on the Third Amendment Effective Date after giving effect to this Amendment.
SECTION 4.Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that as of the Third Amendment Effective Date:
(a) this Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Credit Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b) each of the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though made on and as of the Third Amendment Effective Date, except (i) to the extent such representations and warranties expressly relate to an earlier date; provided that any representation or warranty that is qualified as to "materiality", "Material Adverse Effect" or similar language shall be true and correct in all respects and (ii) that the impacts of the COVID-19 pandemic on the business, assets, financial condition or results of operation of the Holdings or any of its Restricted Subsidiaries, taken as a whole, will be disregarded for purposes of determining whether a Material Adverse Effect has occurred pursuant to Section 3.06 to the extent such impacts have been (i) publicly disclosed by the Borrower in its securities filings (including, without limitation, any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K) prior to the Third Amendment Effective Date or (ii) disclosed in any "Lender Presentation" (and/or any supplements thereto) provided by the Borrower in connection with this Amendment; and
(c)no Default or Event of Default shall have occurred and be continuing.

SECTION 5.Effect of this Amendment.
(a) This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.Reaffirmation. Holdings and the Borrower hereby confirm and agree, on behalf of each of the Loan Parties, with respect to each Loan Document to which such Loan Parties are party to, that (i) all of their obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and related guarantees.
SECTION 7.General.
(a) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b) Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent.
(c) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(d) Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
REALOGY GROUP LLC, as Borrower
By: /s/ Charlotte C. Simonelli
Name: Charlotte C. Simonelli
Title: Executive Vice President,
        Chief Financial Officer and Treasurer

REALOGY INTERMEDIATE HOLDINGS, LLC, as Holdings

By: /s/ Charlotte C. Simonelli
Name: Charlotte C. Simonelli
Title: Executive Vice President,
        Chief Financial Officer and Treasurer

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By: /s/ Brian Smolowitz
Name: Brian Smolowitz
Title: Vice President

Cedar Funding II CLO, Ltd., as a Lender
By: /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements

Cedar Funding IV CLO, Ltd., as a Lender
By: /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements

Cedar Funding IX CLO, Ltd., as a Lender
By: /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements

Cedar Funding VIII CLO, Ltd., as a Lender
By: /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements

Signature Page to Third Amendment

Cedar Funding VII CLO, Ltd., as a Lender
By: /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements

Cedar Funding VI CLO, Ltd., as a Lender
By: /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements

Cedar Funding V CLO, Ltd., as a Lender
By: /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements

Cedar Funding XI CLO, Ltd., as a Lender
By: /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements

Cedar Funding X CLO, Ltd., as a Lender
By: /s/ Chondrea Matthews
Name: Chondrea Matthews
Title: Associate Director - Settlements

Signature Page to Third Amendment

Transamerica Floating Rate, as a Lender
By: /s/ Chondrea Matthews
Name:  Chondrea Matthews
Title: Associate Director - Settlements

AMMC CLO 20, LIMITED, as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President
By:
Name:
Title:

AMMC CLO 22, LIMITED, as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President
By:
Name:
Title:

Signature Page to Third Amendment

AMMC CLO XII, LIMITED, as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
By:
Name:
Title:

BBVA USA, as a lender
By: /s/ Ramon Garcia
Name: Ramon Garcia
Title: Director

Banco de Credito e Inversiones, SA – Miami Branch,
as a Lender
By: /s/ Ana C. Escudero
Name: Ana C. Escudero
Title: Head of Risk & Credit Admin.
By: /s/ Juan Segundo
Name: Juan Segundo
Title: Head of US Corp.

Bank of America, N.A., as a Lender
By: /s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Senior Vice President

Signature Page to Third Amendment

The Bank of East Asia, Limited, Los Angeles Branch,
as a Lender
By: /s/ Chong Tan / /s/ Simon Keung
Names: Chong Tan / Simon Keung
Titles: SVP & Head of RMU /
General Manager

Bank of Montreal, as a Lender
By: /s/ Sean T. Ball
Name: Sean T. Ball
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ Efpraxia Frans Braniotis
Name: Efpraxia Frans Braniotis
Title: Managing Director & Industry Head

Citizens Bank, N.A., as a Lender
By: /s/ Angela Reilly
Name: Angela Reilly
Title: Senior Vice President

Comerica Bank, as a Lender
By: /s/ Robert D. Yates
Name: Robert D. Yates
Title: Vice President

Signature Page to Third Amendment

Credit Industriel et Commercial, New York Branch,
as a Lender
By: /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director
By: /s/ Brian Moriarty
Name: Brian Moriarty
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director
By: /s/ Christopher Rosenkranz
Name: Christopher Rosenkranz
Title: Director

Fifth Third Bank, National Association,
as a Lender
By: /s/ Lucas J. Barnett
Name: Lucas J. Barnett
Title: Vice President

FLUSHING BANK, as a Lender
By: /s/ Alan Harris
Name: Alan Harris
Title: Senior Vice President

Signature Page to Third Amendment

Baloise Senior Secured Loan Fund III, as a Lender
By: Octagon Credit Investors, LLC
as Sub Investment Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Lender
BY: Octagon Credit Investors, LLC,
as Portfolio Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Octagon Senior Secured Credit Master Fund Ltd.,
as a Lender
BY: Octagon Credit Investors, LLC
        as Investment Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Signature Page to Third Amendment

Octagon Investment Partners 25, Ltd., as a Lender
By: Octagon Credit Investors, LLC,
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Octagon Investment Partners 32, LTD., as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Octagon Investment Partners 35, Ltd., as a Lender
By: Octagon Credit Investors, LLC
        as Asset Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Signature Page to Third Amendment

Octagon Investment Partners 38, Ltd., as a Lender
By: Octagon Credit Investors, LLC
        as Asset Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Octagon Investment Partners 47, Ltd, as a Lender
By: Octagon Credit Investors, LLC
        As Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Octagon Investment Partners XV, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
        as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Signature Page to Third Amendment

Octagon Investment Partners XVI, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
        as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Bandera Strategic Credit Partners II, LP, as a Lender
By: Octagon Credit Investors, LLC
        as Investment Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

CSAA Insurance Exchange, as a Lender
By: Octagon Credit Investors, LLC, as sub-advisor
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Signature Page to Third Amendment

Octagon Investment Partners 41, Ltd., as a Lender
By: Octagon Credit Investors, LLC
        as Portfolio Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

Snowy Range Fund, LLC, as a Lender
By: Octagon Credit Investors, LLC as Manager
By: /s/ Kimberly Lem
Name: Kimberly Lem
Title: Vice President, Portfolio Administration
By:
Name:
Title:

People's United Bank, National Association, as a Lender
By: /s/ James Riley
Name: James Riley
Title: Senior Vice President

Raymond James Bank, N.A., as a Lender
By: /s/ Emily Grams
Name: Emily Grams
Title: Vice President

Signature Page to Third Amendment

Santander Bank, NA, as a Lender
By: /s/ Patrick McMullan
Name: Patrick McMullan
Title: Senior Vice President

City National Rochdale Fixed Income Opportunities Fund, as a Lender
By: Seix Investment Advisors LLC, as Subadviser
By: /s/ Deirdre A. Dillon
Name: Deirdre A. Dillon
Title: Chief Compliance Officer

Virtus Seix Floating Rate High Income Fund,
as a Lender
By: Seix Investment Advisors LLC, as Subadviser
By: /s/ Deirdre A. Dillon
Name: Deirdre A. Dillon
Title: Chief Compliance Officer

Signature Bank, as a Lender
By: /s/ Richard Ohl
Name: Richard Ohl
Title:  Sr. Vice President

Texas Capital Bank, N.A. as a Lender
By: /s/ Chris Wheeler
Name: Chris Wheeler
Title: Executive Vice President

Signature Page to Third Amendment

THE TORONTO-DOMINION BANK, NEW YORK BRANCH as a Lender

By: /s/ Michael Borowiecki
Name:  Michael Borowiecki
Title: Authorized Signatory

TriState Capital Bank, as a Lender
By: /s/ Ellen Frank
Name: Ellen Frank
Title: Senior Vice President

Truist Bank, as a Lender
By: /s/ Matthew J. Davis
Name: Matthew J. Davis
Title: Senior Vice President

WEBSTER BANK, N.A., as a Lender
By: /s/ Steven W. Collins
Name: Steven W. Collins
Title: Vice President

Wells Fargo Bank, National Association, as a Lender
By: /s/ Emma Clifford
Name: Emma Clifford
Title: Director

Signature Page to Third Amendment